                                                                   EXHIBIT (k)
                               CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1998



                         Current Annual Income Per Share
                             Current Offering Price



Class A Shares


                        $0.462
                     ---------
                        $7.38            = 6.26%



Class B Shares


                       $ 0.408
                     ---------
                        $7.01            = 5.82%



Class C Shares


                        $0.408
                     ---------
                        $7.01            = 5.82%

                      CORPORATE BOND FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,027.34     =     ERV
One year period ended 8/31/98 = (12 Mos.)                                        1     =     n

TOTAL RETURN FOR THE PERIOD                                                  2.73%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,078.90     =     ERV
One year period ended 8/31/98 = (12 Mos.)                                        1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.89%     =     T

            TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,289.89     =     ERV
Five years ended 8/31/98 = (60 Mos.)                                             5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.22%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,354.77     =     ERV
Five years ended 8/31/98 = (60 Mos.)                                             5     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.26%     =     T

                      CORPORATE BOND FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,114.57     =     ERV
Ten years ended 8/31/98 = (120 Mos.)                                            10     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.78%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,219.74     =     ERV
Ten years ended 8/31/98 = (120 Mos.)                                            10     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.30%     =     T

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $8,632.21     =     ERV
Inception through 8/31/98  = (311 Mos.)                                      26.94     =     n

TOTAL RETURN FOR THE PERIOD                                                   8.33%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                              $7.03
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $9,063.15     =     ERV
Inception through 8/31/98  = (311 Mos.)                                      26.94     =     n

TOTAL RETURN FOR THE PERIOD                                                   8.53%    =     T


                      CORPORATE BOND FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH AUGUST 31, 1998


Formula                                       ERV - P
                                          -----------
                                                    P                     =     T

Including Payment of the Sales Charge
Net Asset Value                                                         $7.03
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $8,632.21      =     ERV

TOTAL RETURN FOR THE PERIOD                                           763.22%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                         $7.03
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $9,063.15      =     ERV

TOTAL RETURN FOR THE PERIOD                                            806.32%     =     T

                      CORPORATE BOND FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV
Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,029.52     =     ERV
One year period ended 8/31/98  = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  2.95%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,069.52     =     ERV
One year period ended 8/31/98  = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T


         TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED AUGUST 31, 1998



                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,286.32     =     ERV
Five year period ended 8/31/98  = (60 Mos.)                                      5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.16%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,300.61     =     ERV
Five year period ended 8/31/98  = (60 Mos.)                                      5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.40%     =     T


                      CORPORATE BOND FUND - CLASS B SHARES

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV


Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,450.72     =     ERV
Inception through 8/31/98  = (71 Mos.)                                        5.92     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.49%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,450.72     =     ERV
Inception through 8/31/98  = (71 Mos.)                                        5.92     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.49%     =     T

                      CORPORATE BOND FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH AUGUST 31, 1998

Formula                                       ERV - P
                                            ---------
                                                    P                     =     T

Including Payment of the CDSC
Net Asset Value                                                         $7.01
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,450.72      =     ERV

TOTAL RETURN FOR THE PERIOD                                            45.07%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                         $7.01
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,450.72      =     ERV

TOTAL RETURN FOR THE PERIOD                                            45.07%      =     T

                      CORPORATE BOND FUND - CLASS C SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,059.52     =     ERV
One year period ended 8/31/98  = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.95%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,069.52     =     ERV
One year period ended 8/31/98  = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T

         TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,298.97     =     ERV
One year period ended 8/31/98  = (60 Mos.)                                       5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.37%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,298.97     =     ERV
One year period ended 8/31/98  = (60 Mos.)                                       5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.37%     =     T


                      CORPORATE BOND FUND - CLASS C SHARES

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,300.21     =     ERV
Inception through 8/31/98  = (60 Mos.)                                        5.00     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.39%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,300.24     =     ERV
Inception through 8/31/98  = (60 Mos.)                                        5.00     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.39%     =     T



                      CORPORATE BOND FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH AUGUST 31, 1998

Formula                                       ERV - P
                                           ----------
                                                    P                     =     T

Including Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,300.21     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 30.02%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                              $7.01
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,300.24     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 30.02%     =     T

